EXHIBIT 99.2

                           (UBS Investment Bank logo)
                        Collateral Stratification Report

         CURRRATE include 3.875 7; CURRRATE lt 7.25; MARM04_8 : Group 2


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                                                             % of
                                 # of     Aggregate     Aggregate
Current Balance                 Loans       Balance       Balance
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<= $333,700.00                    379   $66,989,602         95.79
$333,700.01 - $450,000.00           4     1,435,299          2.05
$450,000.01 - $650,000.00           3     1,506,693          2.15
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Total:                            386   $69,931,594        100.00
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Minimum: $36,398.14
Maximum: $508,499.99
Average: $181,169.93
-----------------------------------------------------------------


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                                                             % of
                                 # of     Aggregate     Aggregate
Current Gross Rate              Loans       Balance       Balance
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3.751% - 4.000%                     5      $918,973          1.31
4.001% - 4.250%                    18     3,607,008          5.16
4.251% - 4.500%                    30     5,566,432          7.96
4.501% - 4.750%                    36     6,137,573          8.78
4.751% - 5.000%                    46     9,376,685         13.41
5.001% - 5.250%                    49     8,858,575         12.67
5.251% - 5.500%                    71    12,267,524         17.54
5.501% - 5.750%                   119    20,740,310         29.66
5.751% - 6.000%                     2       472,901          0.68
6.001% - 6.250%                     2       347,028          0.50
6.501% - 6.750%                     6     1,156,134          1.65
6.751% - 7.000%                     2       482,452          0.69
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Total:                            386   $69,931,594        100.00
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Minimum: 3.875%
Maximum: 7.000%
Weighted Average: 5.228%
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                                                             % of
                                 # of     Aggregate     Aggregate
Net Rate                        Loans       Balance       Balance
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3.251% - 3.500%                     1      $135,200          0.19
3.501% - 3.750%                    10     1,917,093          2.74
3.751% - 4.000%                    21     3,961,743          5.67
4.001% - 4.250%                    37     6,796,017          9.72
4.251% - 4.500%                    39     6,965,946          9.96
4.501% - 4.750%                    38     7,932,310         11.34
4.751% - 5.000%                    55     9,337,375         13.35
5.001% - 5.250%                    64    11,282,890         16.13
5.251% - 5.500%                   110    19,468,607         27.84
5.501% - 5.750%                     1       148,800          0.21
5.751% - 6.000%                     2       347,028          0.50
6.001% - 6.250%                     4     1,012,992          1.45
6.251% - 6.500%                     3       331,824          0.47
6.501% - 6.750%                     1       293,770          0.42
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Total:                            386   $69,931,594        100.00
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Minimum: 3.500%
Maximum: 6.625%
Weighted Average: 4.914%
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                                                             % of
                                 # of     Aggregate     Aggregate
Index                           Loans       Balance       Balance
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1 Year CMT                         14    $2,655,435          3.80
1 Year Libor                       52    10,195,739         14.58
6 Month Libor                     320    57,080,421         81.62
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Total:                            386   $69,931,594        100.00
-----------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                           (UBS Investment Bank logo)
                        Collateral Stratification Report

         CURRRATE include 3.875 7; CURRRATE lt 7.25; MARM04_8 : Group 2


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                                                             % of
                                 # of     Aggregate     Aggregate
Months to Roll                  Loans       Balance       Balance
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22                                  1      $211,145          0.30
27                                  1       240,000          0.34
28                                  1       202,035          0.29
29                                  1       299,098          0.43
30                                  5       662,547          0.95
31                                  3       549,720          0.79
32                                 32     6,922,367          9.90
33                                 65    12,046,683         17.23
34                                150    25,109,309         35.91
35                                120    22,428,520         32.07
36                                  7     1,260,170          1.80
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Total:                            386   $69,931,594        100.00
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Average AS OF: 2004-08-01
Minimum: 22
Maximum: 36
Weighted Average: 34
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                                                             % of
                                 # of     Aggregate     Aggregate
Gross Margin                    Loans       Balance       Balance
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<= 2.000%                           6    $1,231,765          1.76
2.001% - 2.250%                   243    42,916,882         61.37
2.251% - 2.500%                     4       691,520          0.99
2.501% - 2.750%                   115    21,152,153         30.25
2.751% - 3.000%                     1       228,750          0.33
3.001% - 3.250%                    17     3,710,524          5.31
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Total:                            386   $69,931,594        100.00
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Minimum: 1.875%
Maximum: 3.250%
Weighted Average: 2.451%
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                                                             % of
                                 # of     Aggregate     Aggregate
First Rate Cap                  Loans       Balance       Balance
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1.000%                              2      $582,581          0.83
2.000%                             70    13,747,598         19.66
3.000%                             73    13,202,718         18.88
4.000%                            104    16,689,543         23.87
5.000%                            132    24,768,938         35.42
6.000%                              5       940,217          1.34
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Total:                            386   $69,931,594        100.00
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Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 3.774%
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                                                             % of
                                 # of     Aggregate     Aggregate
Periodic Rate Cap               Loans       Balance       Balance
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1.000%                            314   $55,884,654         79.91
2.000%                             72    14,046,940         20.09
-----------------------------------------------------------------
Total:                            386   $69,931,594        100.00
-----------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.201%
-----------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                           (UBS Investment Bank logo)
                        Collateral Stratification Report

         CURRRATE include 3.875 7; CURRRATE lt 7.25; MARM04_8 : Group 2


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                                                             % of
                                 # of     Aggregate     Aggregate
Maximum Rate                    Loans       Balance       Balance
-----------------------------------------------------------------
8.751% - 9.000%                     2      $319,200          0.46
9.001% - 9.250%                     7     1,027,288          1.47
9.251% - 9.500%                    18     2,964,055          4.24
9.501% - 9.750%                    25     3,905,446          5.58
9.751% - 10.000%                   30     5,517,103          7.89
10.001% - 10.250%                  34     6,611,474          9.45
10.251% - 10.500%                  37     6,358,432          9.09
10.501% - 10.750%                  28     4,334,897          6.20
10.751% - 11.000%                  19     4,459,354          6.38
11.001% - 11.250%                  26     4,826,821          6.90
11.251% - 11.500%                  46     8,511,469         12.17
11.501% - 11.750%                 102    18,637,540         26.65
11.751% - 12.000%                   2       472,901          0.68
12.001% - 12.250%                   2       347,028          0.50
12.501% - 12.750%                   6     1,156,134          1.65
12.751% - 13.000%                   2       482,452          0.69
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Total:                            386   $69,931,594        100.00
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Minimum: 8.875%
Maximum: 13.000%
Weighted Average: 10.899%
-----------------------------------------------------------------


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                                                             % of
                                 # of     Aggregate     Aggregate
FICO Scores                     Loans       Balance       Balance
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601 - 620                           1      $299,098          0.43
621 - 640                          27     4,621,813          6.61
641 - 660                          40     6,813,282          9.74
661 - 680                          57    10,218,975         14.61
681 - 700                          61    11,664,220         16.68
701 - 720                          60    10,801,293         15.45
721 - 740                          54     9,777,796         13.98
741 - 760                          34     6,789,468          9.71
761 - 780                          34     5,600,065          8.01
781 - 800                          14     2,924,100          4.18
801 - 820                           4       421,484          0.60
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Total:                            386   $69,931,594        100.00
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Minimum (not less than 400): 620
Maximum: 814
Weighted Average: 705
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                                                             % of
                                 # of     Aggregate     Aggregate
Original Loan To Value Ratio    Loans       Balance       Balance
-----------------------------------------------------------------
<= 50.00%                           4      $758,576          1.08
50.01% - 55.00%                     3       385,999          0.55
55.01% - 60.00%                     2       357,600          0.51
60.01% - 65.00%                     5       757,800          1.08
65.01% - 70.00%                     9     1,947,400          2.78
70.01% - 75.00%                    30     6,131,872          8.77
75.01% - 80.00%                   277    49,641,358         70.99
80.01% - 85.00%                     7     1,462,904          2.09
85.01% - 90.00%                    22     3,517,027          5.03
90.01% - 95.00%                    27     4,971,059          7.11
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Total:                            386   $69,931,594        100.00
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Minimum: 18.69
Maximum: 95.00
Weighted Average: 79.72
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                                                             % of
                                 # of     Aggregate     Aggregate
Combined Loan To Value Ratio    Loans       Balance       Balance
-----------------------------------------------------------------
<= 50.00%                           4      $758,576          1.08
50.01% - 55.00%                     1       175,000          0.25
55.01% - 60.00%                     2       357,600          0.51
60.01% - 65.00%                     3       535,000          0.77
65.01% - 70.00%                     8     1,755,600          2.51
70.01% - 75.00%                    20     3,983,237          5.70
75.01% - 80.00%                    48    10,649,652         15.23
80.01% - 85.00%                     9     2,178,604          3.12
85.01% - 90.00%                    59     9,933,409         14.20
90.01% - 95.00%                    82    15,296,520         21.87
95.01% - 100.00%                  150    24,308,397         34.76
-----------------------------------------------------------------
Total:                            386   $69,931,594        100.00
-----------------------------------------------------------------
Minimum: 18.69
Maximum: 100.00
Weighted Average: 90.14
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                                                             % of
                                 # of     Aggregate     Aggregate
Amoritization                   Loans       Balance       Balance
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Interest Only                     335   $60,279,619         86.20
Fully Amortizing                   51     9,651,976         13.80
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Total:                            386   $69,931,594        100.00
-----------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                           (UBS Investment Bank logo)
                        Collateral Stratification Report

         CURRRATE include 3.875 7; CURRRATE lt 7.25; MARM04_8 : Group 2


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                                                             % of
                                 # of     Aggregate     Aggregate
Top 5 States                    Loans       Balance       Balance
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Georgia                           104   $16,121,171         23.05
California                         64    15,488,222         22.15
Florida                            22     3,561,960          5.09
Arizona                            18     3,054,779          4.37
Washington                         14     2,893,792          4.14
Other                             164    28,811,671         41.20
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Total:                            386   $69,931,594        100.00
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                                                             % of
                                 # of     Aggregate     Aggregate
Prepay Original Term            Loans       Balance       Balance
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0                                 250   $47,019,269         67.24
6                                   1       253,015          0.36
12                                  2       628,770          0.90
24                                  9     1,841,857          2.63
36                                113    18,558,326         26.54
60                                 11     1,630,356          2.33
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Total:                            386   $69,931,594        100.00
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                                                             % of
                                 # of     Aggregate     Aggregate
Document Type                   Loans       Balance       Balance
-----------------------------------------------------------------
Alternate                           8    $1,479,895          2.12
Full                              226    38,749,288         55.41
Limited                             2       423,400          0.61
No Doc                              8     1,482,053          2.12
No Ratio                            3       564,266          0.81
Reduced                           121    23,436,792         33.51
Stated Doc                         18     3,795,900          5.43
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Total:                            386   $69,931,594        100.00
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                                                             % of
                                 # of     Aggregate     Aggregate
Loan Purpose                    Loans       Balance       Balance
-----------------------------------------------------------------
Purchase                          239   $41,850,132         59.84
Cash Out Refinance                 74    14,637,691         20.93
Rate/Term Refinance                73    13,443,771         19.22
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Total:                            386   $69,931,594        100.00
-----------------------------------------------------------------


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                                                             % of
                                 # of     Aggregate     Aggregate
Owner Occupancy Status          Loans       Balance       Balance
-----------------------------------------------------------------
Investor                           68   $11,710,274         16.75
Primary                           312    56,906,143         81.37
Secondary                           6     1,315,177          1.88
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Total:                            386   $69,931,594        100.00
-----------------------------------------------------------------


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                                                             % of
                                 # of     Aggregate     Aggregate
Property Type                   Loans       Balance       Balance
-----------------------------------------------------------------
Coop                                3      $514,826          0.74
Condominium                        44     8,354,079         11.95
PUD                               118    20,172,238         28.85
Single Family                     204    36,166,462         51.72
Two- to Four Family                17     4,723,989          6.76
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Total:                            386   $69,931,594        100.00
-----------------------------------------------------------------


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                                                             % of
Stated Remaining                 # of     Aggregate     Aggregate
Term to Maturity                Loans       Balance       Balance
-----------------------------------------------------------------
346                                 1      $211,145          0.30
351                                 1       240,000          0.34
352                                 1       202,035          0.29
353                                 1       299,098          0.43
354                                 5       662,547          0.95
355                                 3       549,720          0.79
356                                32     6,922,367          9.90
357                                65    12,046,683         17.23
358                               150    25,109,309         35.91
359                               120    22,428,520         32.07
360                                 7     1,260,170          1.80
-----------------------------------------------------------------
Total:                            386   $69,931,594        100.00
-----------------------------------------------------------------
Minimum: 346
Maximum: 360
Weighted Average: 358
-----------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                           (UBS Investment Bank logo)
                        Collateral Stratification Report

         CURRRATE include 3.875 7; CURRRATE lt 7.25; MARM04_8 : Group 2


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                                                             % of
                                 # of     Aggregate     Aggregate
Servicer                        Loans       Balance       Balance
-----------------------------------------------------------------
Downey                              2      $588,977          0.84
GMAC Mortgage                     204    35,395,083         50.61
Greenpoint                        130    24,179,961         34.58
National City Mortgage             47     9,211,089         13.17
Wamu                                3       556,485          0.80
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Total:                            386   $69,931,594        100.00
-----------------------------------------------------------------


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                                                             % of
                                 # of     Aggregate     Aggregate
Originator                      Loans       Balance       Balance
-----------------------------------------------------------------
Alliance Bancorp                    2      $493,341          0.71
Greenpoint Mortgage Corporation   130    24,179,961         34.58
Homestar                          142    22,674,818         32.42
Market Street                       1       148,080          0.21
Mortgage IT                        14     2,772,150          3.96
Mortgage Store                      6     1,087,751          1.56
Nat City Mortgage                  47     9,211,089         13.17
Prism Mortgage/RBC Mortgage         3       556,485          0.80
UBS Conduit                        41     8,807,920         12.60
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Total:                            386   $69,931,594        100.00
-----------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.